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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):

                                 March 20, 2001

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                                DIGITAL LAVA INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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            DELAWARE                       1-14831             95-4584080
  (STATE OR OTHER JURISDICTION           (COMMISSION        (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)        FILE NUMBER)       IDENTIFICATION NO.)


   13160 MINDANAO WAY, SUITE 350
        MARINA DEL REY, CA                                         90292
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)




                                 (310) 577-0200
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              (Registrant's Telephone Number, Including Area Code)




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         (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 5. OTHER EVENTS

        On March 20, 2001, Digital Lava issued a press release announcing that it would restate its financial statements for the third quarter ended September 30, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

        1. Press Release dated March 20, 2001.



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DIGITAL LAVA INC.


Date: March 20, 2001                        By:  /s/ ROBERT GREENE
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                                               Name: Robert Greene
                                               Title: Chief Executive Officer